Exhibit h

                             THE MALLARD FUND, INC.

                             UNDERWRITING AGREEMENT


                                                                August 4, 1997


Rodney Square Distributors, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Gentlemen:

     The Mallard Fund, Inc. ("Company"), a Maryland corporation, proposes to issue and sell though you ("Underwriter") up to 2,000,000 shares of the Company's $0.001 par value common stock ("Shares"). The offering of the shares is further described in the Registration Statement filed on Form N-2 with the United States Securities and Exchange Commission ("Commission").

                                    SECTION 1
                                    ---------

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

   In order to induce the Underwriter to enter into this Agreement, the Company represents and warrants to and agrees with the Underwriter as follows:

     1.01 REGISTRATION STATEMENT AND PROSPECTUS. A registration statement on Form N-2 (File No. 333-26791) (the "Registration Statement") with respect to the Shares, including as part thereof a Preliminary Prospectus, copies of which have heretofore been delivered by the Company to the Underwriter, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act", and together with the 1933 Act, the "Acts") and the rules and regulations ("Rules and Regulations") of the Commission thereunder, and said Registration Statement has been filed with the Commission under the 1933 Act and 1940 Act; one or more amendments to said Registration Statement, copies of which have heretofore been delivered to the Underwriter, has or have heretofore been filed; and the Company may file on or prior to the effective date additional amendments to said Registration Statement, including the final Prospectus.

     As used in this Agreement, the term "Registration Statement" refers to and means said Registration Statement on Form N-2 and all amendments thereto, including the Prospectus, all exhibits and financial statements, as of the time said Registration Statement becomes effective; the term "Prospectus" refers to and means the Prospectus included in the Registration Statement when it becomes effective; and the term "Preliminary Prospectus" refers to and means any prospectus included in said Registration Statement before it becomes effective. The terms "effective date" and "effective" refer to the date the Commission declares the Registration Statement effective pursuant to Section 8 of the 1933 Act.

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     1.02 ACCURACY OF REGISTRATION STATEMENT AND PROSPECTUS.  The Commission has
not issued any order preventing or suspending the use of any Preliminary Prospectus with respect to the offering of Shares for sale, and each Preliminary Prospectus has conformed in all material respects with the requirements of the Acts and the applicable Rules and Regulations of the Commission thereunder and, to the best of the Company's knowledge, has not included at the time of filing any untrue statement of a material fact necessary to make the statements therein not misleading. When the Registration Statement becomes effective and until the completion of the offering, the Registration Statement and the Prospectus and any further amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Acts and Rules and Regulations for the purposes of the proposed public offering of the Shares, and all statements of material fact contained in the Registration Statement and Prospectus will be true and correct, and neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the Company does not make any representations or warranties as to information contained in or omitted from
the   Registration   Statement  or  the  Prospectus  in  reliance  upon  written information furnished on behalf of the Underwriter specifically for use therein.

     1.03 FINANCIAL STATEMENTS. The financial statements of the Company together with related notes as set forth in the Registration Statement and Prospectus will present fairly the financial position of the Company. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period concerned except as otherwise stated therein.

     1.04 INDEPENDENT PUBLIC ACCOUNTANT. Coopers & Lybrand L.L.P., which has certified or shall certify certain of the financial statements filed or to be filed with the Commission as part of the Registration Statement and Prospectus, is an independent certified public accountant within the meaning of the Acts and the Rules and Regulations.

   1.05 NO MATERIAL ADVERSE CHANGE. Except as may be reflected in or contemplated by the Registration Statement or the Prospectus, subsequent to the dates as of which information is given in the Registration Statement and Prospectus, and prior to the completion of the offering (i) there shall not be any material adverse change in the condition, financial or otherwise, of the Company or in its business taken as a whole; (ii) there shall not have been any material transaction entered into by the Company other than transactions in the ordinary course of the Company's business; (iii) the Company shall not have incurred any material obligations, contingent or otherwise, which are not disclosed in the Prospectus; (iv) there shall not have been nor will there be any change in the capital stock or long-term debt (except current payments) of the Company; and (v) the Company has not and will not have paid or declared any dividends or other distributions on its common stock.


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     1.06 NO  DEFAULTS.  The  Company is not in any  default  which has not been waived in the performance of any obligation, agreement or condition contained in any debenture, note or any other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, the Fund Administration and Accounting Services Agreement, the Investment Consulting Agreement and the Custodian Agreement described in the
Registration   Statement,   the   consummation   of  the   transactions   herein
contemplated, and the Company's compliance with the terms of such agreements will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation, as amended, or bylaws of the Company, any note, indenture, mortgage, deed of trust, or any other material agreement or instrument to which the Company is a party or by which the Company or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body except such as may be required under the Acts or blue sky or securities laws of any state or jurisdiction or except such as has been therefore obtained.

     1.07 INCORPORATION AND STANDING OF THE COMPANY. The Company is and at the completion of the offering will be duly incorporated and validly existing in good standing as a corporation under the laws of the State of Maryland with authorized and outstanding capital stock as set forth in the Registration Statement and the Prospectus, and with full power and authority (corporate and other) to own its property and conduct its business, present and proposed, as described in the Registration Statement and Prospectus. The Company has full power and authority to enter into this Agreement, and the Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or transacts business requiring such qualification, except where failure so to register or to qualify does not have a material, adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operation of the Company. The Company has no subsidiaries.

     1.08 LEGALITY OF OUTSTANDING SHARES. The outstanding common stock of the Company has been duly and validly authorized, issued and is fully paid and nonassessable and will conform to all statements with regard thereto contained in the Registration Statement and the Prospectus. No sales of securities have been made by the Company in violation of the registration provisions of the 1933 Act.

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     1.09 LEGALITY OF SHARES.  The Shares have been duly and validly  authorized and, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable. The Shares, upon issuance, will not be subject to the preemptive rights of any shareholders of the Company. The Shares will conform to all statements with regard thereto in the Registration Statement and the Prospectus.

     1.10 PRIOR SALES. No securities of the Company have been sold except as set out in the Registration Statement.

     1.11 LITIGATION. Except as set forth in the Registration Statement and Prospectus, there is and at the completion of the offering there will be no action, suit or proceeding before any court or governmental agency, authority or body pending or to the knowledge of the Company threatened which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise), the business or the prospects of the Company, or would materially affect the properties or assets of the Company.

   1.12 FINDER. The Company knows of no outstanding claims for services in the nature of a finder's fee or origination fee with respect to the sale of the Shares hereunder resulting from its acts for which the Underwriter may be responsible.

     1.13 REGISTRATION UNDER THE 1940 ACT. The Company is duly registered with the Commission under the 1940 Act as a closed-end, non-diversified, management investment company (as those terms are defined in the 1940 Act) and in all material respects complies with and has complied with the terms and provisions of the Acts and the Rules and Regulations of the Commission thereunder, and with all investment company regulatory requirements of applicable state securities or Blue Sky laws. The statements contained in Form N-8A, filed by the Company with the Commission, as amended to the date hereof, are appropriately responsive in all respects to the requirements of said form and of such Rules and Regulations of the Commission, and the statements contained therein were accurate as of the date made.

     1.14 EXHIBITS. There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the Rules and Regulations which have not been so filed and each contract to which the Company is a party and to which reference is made in the Prospectus has been

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duly and validly executed,  is in full force and effect in all material respects in accordance with their respective terms, and none of such contracts have been assigned by the Company. The Company knows of no present situation or condition or fact which would prevent compliance with the terms of such contracts, as amended to date. Except for amendments or modifications of such contracts in the ordinary course of business, the Company has no current intention of exercising any right which it may have to cancel any of its obligations under any of such contracts. The Company has no knowledge that any other party to any of such contracts has any intention not to render full performance under such contracts.

     1.15 COMPLIANCE WITH APPLICABLE SECURITIES LAWS. Any offers or sales of securities (other than the Shares) made by the Company have been made in material compliance with the registration and other requirements of the 1933 Act, the 1940 Act, and all applicable state securities or Blue Sky laws or applicable exceptions therefrom.

     1.16 AUTHORITY. The execution and delivery of this Agreement and the Fund Administration and Accounting Services Agreement and Custodian Agreement described in the Registration Statement have been duly authorized by all necessary corporate action by the Company and are each valid, binding and legally enforceable obligations of the Company.


                                    SECTION 2

                REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITER

     The Underwriter represents and warrants to and agrees with the Company that:

   2.01 REGISTRATION AS BROKER-DEALER AND MEMBER OF NASD. The Underwriter is registered as a broker-dealer with the Commission under the Securities Exchange act of 1934 ("1934 Act"), and is registered as a broker-dealer in all states in which it conducts business and is a member in good standing with the National Association of Securities Dealers, Inc.

   2.02 NO PENDING PROCEEDINGS. There is not now pending or threatened against the Underwriter an action or proceeding of which it has been advised, either in any court of competent jurisdiction, before the Securities and Exchange Commission or any state securities commission concerning its activities as a broker or dealer, nor has the Underwriter been named as a "cause" in any such action or proceeding.

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     2.03  PERFORMANCE.  The performance of this Agreement by the Underwriter is and will not be in violation of any order, writ, decree or regulation applicable to the Underwriter or in violation of any contract, agreement or obligation to which the Underwriter or its controlling persons are a party.


                                    SECTION 3

                          EMPLOYMENT OF THE UNDERWRITER

     In reliance upon the representations and warranties and subject to the terms and conditions of this Agreement:

     3.01 UNDERWRITER'S BEST-EFFORTS AGENCY. The Company employs the Underwriter as its exclusive agent to sell for the Company's account the Shares, on a cash basis only, at a price equal to the net asset value of a share of common stock of the Company on the third business day following the close of the subscription offering period as described in subparagraph 3.03 of this Agreement. The Underwriter agrees to use its best efforts, as agent for the Company, to sell the shares subject to the terms and conditions set forth in this Agreement. It is understood between the parties that there is no firm commitment by the Underwriter to purchase any or all of the Shares.

     3.02 CONDITIONS OF UNDERWRITER'S OBLIGATION. The obligation of the Underwriter to offer the Shares is subject to (i) receipt by it of written advice from the Commission that the Registration Statement is effective; (ii) the Shares being qualified for offering under applicable laws in the states as may be reasonably designated by the Underwriter; (iii) the absence of any prohibitory action by any governmental body, agency or official; (iv) the terms and conditions contained in this Agreement and in the Registration Statement covering the offering to which this Agreement relates, and (v) the Company duly executing and entering into the Fund Administration and Accounting Services Agreement with the Underwriter's affiliate, Rodney Square Management Corporation.

     3.03 TERMINATION UPON CLOSE OF SUBSCRIPTION OFFERING PERIOD. The Company and the Underwriter agree that unless all of the Shares offered are sold within sixty (60) days after the effective date (which may be extended for an additional period not to exceed thirty (30) days by mutual agreement between the Company and the Underwriter), the agency between the Company and the Underwriter will terminate.

     3.04 PROMPT DELIVERY OF FUNDS. The Underwriter will promptly transmit all Share purchase monies to the Company in accordance with Rule 15c2-4(a) under the 1934 Act.

     3.05 ADDITIONAL UNDERWRITERS AND DEALERS. The Underwriter shall have the right to associate with such other Underwriters and dealers as it may determine.

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                                    SECTION 4

                                FEES AND EXPENSES

     4.01 UNDERWRITER'S ACCOUNTABLE EXPENSE ALLOWANCE. It is understood that the Company shall reimburse the Underwriter for each and every expense it may incur, including administrative cost, on an accountable basis not to exceed an aggregate total of $3,500.00. If prior to the completion of the offering, the Company does not or cannot proceed with the offering, or the covenants or representations set out in this Agreement are not materially correct or cannot be materially complied with, or in the event of a material change in the financial condition, business, prospects or obligations of the Company (of which the Company will advise the Underwriter promptly), the Company shall promptly reimburse the Underwriter in full for its accountable, out-of-pocket expenses, including legal fees and disbursements, subject to the limitations of this paragraph. The Underwriter will pay all of its fees and expenses out of the accountable expense allowance, including, but not limited to, the following: fees and expenses of any legal counsel whom the Underwriter may employ to represent it in connection with or on account of the offering by the Company, and all mailing, telephone, facsimile, travel, clerical or other office or other administrative costs incurred or to be incurred by the Underwriter or by its sales personnel in connection with the offering.

     4.02 EXPENSES OF THE COMPANY. The Company agrees that it will directly pay and advance the following fees and expenses:

     (a) All fees and expenses of its own separate legal counsel for services rendered or to be rendered in respect of the offering;

     (b) All fees and expenses of its independent certified public accountants incurred in respect of the offering;

     (c)   All costs in issuing and delivering the Shares;

     (d) All costs of printing and delivering to the Underwriter and dealers as many copies of the Registration Statement and amendments, Preliminary Prospectuses and definitive Prospectuses as are reasonably requested by the Underwriter;

     (e) All expenses of producing and disseminating Rule 134 and/or Rule 482 notices, letters or advertisements related to the offering of the Shares;

     (f) All of the Company's mailing, telephone, facsimile, travel, clerical and other office or other administrative costs incurred or to be incurred in connection with the offering of the Shares;

     (g) All fees and costs which may be imposed by the Commission, the NASD and various state and local securities authorities relating to the Company's registration or qualification of, or their review in respect thereof, the Company's offering of the Shares;

     (h) All other expenses incurred by the Company in performance of its obligations under this Agreement.

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                                    SECTION 5

                      REGISTRATION STATEMENT AND PROSPECTUS


     5.01 DELIVERY OF REGISTRATION STATEMENTS. The Company shall deliver to the Underwriter without charge two signed copies of the Registration Statement, including all financial statements and exhibits filed therewith and any amendments or supplements thereto, and shall deliver without charge to the Underwriter five conformed copies of the Registration Statement and any amendment or supplement thereto, including such financial statements and exhibits. The signed copies of the Registration Statement so furnished to the Underwriter will include signed copies of any and all consents and certificates of the independent public accountant certifying to the financial statements included in the Registration Statement and Prospectus and signed copies of any and all consents and certificates of any other persons whose profession gives authority to statements made by them and who are named in the Registration Statement or Prospectus as having prepared, certified, or reviewed any part thereof.

     5.02 DELIVERY OF PRELIMINARY PROSPECTUS. The Company will deliver to the Underwriter, without charge, prior to the effective date of the Registration Statement as many copies of each Preliminary Prospectus filed with the Commission bearing in red ink the statement required by the Commission's Rule 481(6)(2) as may be reasonably requested by the Underwriter. The Company consents to the use of such documents by the Underwriter and by dealers prior to the effective date of the Registration Statement. The Company will deliver, at its expense, such copies of the Preliminary Prospectus as may be reasonably necessary in order to recirculate the Preliminary Prospectus and/or to permit compliance with the provisions of Rule 15c2-8(b) under the 1934 Act.

     5.03 DELIVERY OF PROSPECTUS. The Company will deliver, at its expense, as many printed copies of the Prospectus as the Underwriter may reasonably request for the purposes contemplated by this Agreement and shall deliver said printed copies of the Prospectus to the Underwriter as soon as practicable after the effective date. The Company will deliver such additional copies at its expense as may be reasonably necessary to permit dealers to comply with the requirements of Rule 174.

     5.04 FURTHER AMENDMENTS AND SUPPLEMENTS. If delivery of a Prospectus is required under the 1933 Act at any time prior to the completion of the offering and if at such time any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the effective date of the Registration Statement to amend or supplement the Prospectus to comply with the 1933 Act, the Company will forthwith notify the Underwriter thereof and prepare

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and  file  with  the  Commission  such  further  amendment  to the  Registration
Statement or supplemental or amended Prospectus as may be required and furnish and deliver to the Underwriter and to others whose names and addresses are designated by the Underwriter, all at the cost of the Company, a reasonable number of copies of the amended or supplemented Prospectus which as so amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Prospectus not misleading in the light of the purchaser, and which will comply in all respects with the 1933 Act. In case the Underwriter is required to deliver a Prospectus in connection with sales of any of the Shares at any time after the completion of the offering, upon the Underwriter's request the Company shall prepare and deliver, at its expense, as many copies of an amended or supplemented Prospectus
as  will  enable  the  Underwriter  to  comply  with  the  prospectus   delivery
requirements of the 1933 Act.

     5.05 USE OF PROSPECTUS. The Company authorizes the Underwriter in connection with the distribution of the Shares and all dealers to whom any of the Shares may be sold by the Underwriter to use the Prospectus as from time to time amended or supplemented, in connection with the offering and sale of the Shares and in accordance with the applicable provisions of the 1933 Act and applicable state blue sky or securities laws.


                                    SECTION 6

                            COVENANTS OF THE COMPANY

     The Company covenants and agrees with the Underwriter that:

     6.01 OBJECTION OF THE UNDERWRITER TO AMENDMENTS OR SUPPLEMENTS. After the date hereof, the Company will not at any time, whether before or after the effective date of the Registration Statement, file any amendment or supplement to the Registration Statement or Prospectus unless and until a copy of such amendment or supplement has been previously furnished to the Underwriter within a reasonable time period prior to the proposed filing thereof, or of which the Underwriter or counsel for the Underwriter has reasonably objected to, in writing, on the ground that such amendment or supplement is not in compliance with the 1933 Act or the Rules and Regulations.

     6.02 COMPANY'S BEST-EFFORTS TO CAUSE REGISTRATION STATEMENT TO BECOME EFFECTIVE. The Company will use its best efforts to cause the Registration Statement and any post-effective amendments subsequently filed, to become effective as promptly as reasonably practicable and will promptly advise the Underwriter, and will confirm such advice in writing (i) when the Registration Statement shall have become effective and when any amendment thereto shall have become effective and when any amendment of or supplement to the Prospectus shall be filed with the Commission; (ii) when the Commission shall make a request or

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suggestion for any amendment to the Registration  Statement or the Prospectus or
for additional information and the nature and substance thereof; (iii) of the issuance by the Commission of an order suspending the effectiveness of the Registration Statement pursuant to Section 8 of the 1933 Act or of the initiation of any proceedings for that purpose; (iv) of the happening of any event which in the judgment of the Company makes any material statement in the Registration Statement or Prospectus untrue or which requires the making of any changes to the Registration Statement or Prospectus in order to make the statements therein not misleading; and (v) of the refusal to qualify or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such order preventing or suspending such use, to prevent any such refusal to qualify or any such suspension, and to obtain as soon as possible a lifting of any such order, the reversal of any such refusal and the termination of any such suspension.

     6.03 PREPARATION AND FILING OF AMENDMENTS AND SUPPLEMENTS. The Company will prepare and file with the Commission, upon the request of the Underwriter, such amendments or supplements to the Registration Statement or Prospectus, in form satisfactory to counsel to the Company, as in the opinion of counsel to the Underwriter and of counsel to the Company may be necessary in connection with the offering or distribution of the Shares and will use its best efforts to cause the same to become effective as promptly as possible.

     6.04 BLUE-SKY QUALIFICATION. The Company will, as and when requested by the Underwriter, use reasonable efforts to qualify the Shares or such part thereof as the Company may determine for sale under the securities laws of the states which the Company shall designate, and will comply with such laws so long as required for the purposes of the sale and offering for sale of the Shares; provided, however, the Company shall not be required to make a blue sky filing in any state in which an exemption from registration is available.

     6.05 FINANCIAL STATEMENTS. The Company at its own expense will prepare and give such financial statements and other information to and as may be required by the Commission, or the proper public bodies of the states in which the Shares may be qualified.

     6.06 REPORTS AND FINANCIAL STATEMENTS TO THE UNDERWRITER. During the period of three years from the completion of the offering, the Company will deliver to the Underwriter copies of all reports, other communications and financial statements furnished to its stockholders and deliver to the Underwriter as soon as available all reports and financial statements furnished to or filed with the Commission and, as soon as practicable and to the extent the Company has knowledge of any information, every press release and every material news item and article in respect of the Company or its affairs and such additional information concerning the business and financial condition of the Company as the Underwriter may form time to time reasonably request.

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     6.07 REPORTS TO SHAREHOLDERS. During the period of three (3) years from the completion of the offering, the Company will as promptly as possible after each annual fiscal period render and distribute an annual report to its shareholders which will include audited balance sheet statements, statements of income and changes of net assets as to which statements the Company's independent certified public accountants shall have rendered an opinion, and for each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), summary financial information of the Company for such quarter in reasonable detail.

     6.08 SECTION 11(A) FINANCIALS. The Company will make generally available to its security holders and will deliver to the Underwriter, as soon as practicable, but in no event later than the first day of the twentieth full calendar month following the effective date of the Registration Statement, an earnings statement (as to which no opinion need be rendered, but which will satisfy the provisions of Section 11(a) of the 1933 Act) covering a period of at least 12 months beginning after the effective date of the Registration Statement.

     6.09 POST-EFFECTIVE AVAILABILITY OF PROSPECTUS. Within the time during which the Prospectus is required to be delivered under the 1933 Act, the Company will comply, at its own expense, with all requirements imposed upon it by the 1933 Act, as now or hereafter amended, by the Rules and Regulations, as from time to time may be in force, and by any order of the Commission, so far as necessary to permit the continuance of sales or dealings in the Shares through the completion of the offering.

     6.10 APPLICATION OF PROCEEDS. The Company will apply the net proceeds form the sale of the Shares substantially in the manner set forth in the Registration Statement and Prospectus.

     6.11 DELIVERY OF DOCUMENTS. Upon the completion of the offering, the Company will deliver to the Underwriter true and correct copies of the articles of incorporation of the Company and all amendments thereto, all such copies to be certified by the State Department of Assessments and Taxation of the State of Maryland; true and correct copies of the bylaws of the Company and of the and of all meetings of the directors and shareholders of the Company held prior to the completion of the offering which in any way relate to the subject matter of this Agreement; and true and correct copies of all material contracts to which the Company is a party.

     6.12 COOPERATION WITH THE UNDERWRITER'S DUE DILIGENCE. At all times prior to the completion of the offering, the Company will cooperate with the Underwriter in such investigation as the Underwriter may make or cause to be made of all the properties, business and operations of the Company in connection with the sale and public offering of the Shares, and the Company will make available to the Underwriter in connection therewith such information in its possession or control as the Underwriter may reasonably request.

     6.13 NO SALE PERIOD. No offering, sale or other disposition of any common stock or other equity security will be made within one year after the completion of the offering, directly or indirectly, by the Company, otherwise than hereunder or with the Underwriter's written consent, which shall not be unreasonably withheld.

     6.14 COMPLIANCE WITH CONDITIONS PRECEDENT. The Company will use all reasonable efforts to comply or cause to be complied with the conditions precedent to the several obligations of the Underwriter in Section 9 hereof.

     6.15 COMPLIANCE WITH THE 1940 ACT. The Company will take all steps necessary to ensure that at all times the Company complies with the requirements of the 1940 Act and the Rules and Regulations thereunder.


                                    SECTION 7

                           THREAT OF REGULATORY ACTION

     7.01 THREAT OF REGULATORY ACTION. The Company and the Underwriter agree to advise each other immediately and confirm in writing the receipt of any threat of or the initiation of any steps or procedures which would impair or prevent the right to offer the Shares or the issuance of any "suspension orders" or other prohibitions preventing or impairing the proposed offering of the Shares. In the case of the happening of any such event, neither the Company nor the Underwriter will acquiesce in such steps, procedures or suspension orders if such acquiescence would adversely affect the other party and, in such event, each party agrees to actively defend any such actions or orders unless both parties agree in writing to acquiesce in such actions or orders or unless counsel for each party advises the parties that the probability of successfully defending against such actions is remote.


                                    SECTION 8

                                 INDEMNIFICATION

     8.01 INDEMNIFICATION BY THE COMPANY.

     (a) The Company agrees to indemnify, defend and hold harmless the Underwriter from and against any and all losses, claims, damages, liabilities and expenses (including reasonable legal or other expenses) incurred by the Underwriter in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to the Underwriter, which the Underwriter may incur under the federal or state securities laws and the regulations promulgated thereunder, a state statute or the common law resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any application or other papers filed with the various state securities authorities (hereinafter collectively called "Blue Sky Applications") or that shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated

           therein or necessary to make the statements therein not misleading, provided, however, that this indemnity agreement shall not apply to any such losses, claims, damages, liabilities and expenses arising out of or based upon any such violation based upon a statement or omission made in reliance upon written information furnished for use in the Registration Statement or in a Blue Sky Application by the Underwriter.

     (b) Notwithstanding any other provision of this Agreement, nothing in this Agreement shall be deemed to protect the Underwriter against any liability to which the Underwriter would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Underwriter's duties, or by reason of the Underwriter's reckless disregard of the Underwriter's obligations and duties under the 1933 Act or this Agreement.

     (c) The Underwriter agrees to give the Company an opportunity to participate in the defense or preparation of the defense of any action brought against the Underwriter to enforce any such claim or liability and the Company shall have the right so to participate. The agreement of the Company under the foregoing indemnity is expressly conditioned upon notice of any such action having been sent by the Underwriter to the Company, by letter or telegram (addressed as provided in this Agreement), promptly after the receipt of written notice of such action against the Underwriter, such notice either being accompanied by copies of papers served or filed in connection with such action or by a statement of the nature of the action to the extent known to Underwriter. Failure to notify the Company as herein provided shall not relieve it from any liability which it may have to the Underwriter other than on account of the indemnity agreement contained in paragraph 8.01 of this Agreement.

   8.02  INDEMNIFICATION BY THE UNDERWRITER.

     (a) The Underwriter likewise agrees to indemnify, defend and hold harmless the Company against any and all losses, claims, damages, liabilities, and expenses to which the Company may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any Blue Sky Application or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, resulting from the use of written information furnished to the Company by the

           Underwriter for use in the preparation of the Registration Statement or in any Blue Sky Application.

     (b) The Company agrees to give the Underwriter an opportunity to participate in the defense or preparation of the defense of any action brought against the Company to enforce any such claim or liability and the Underwriter shall have the right so to participate. The Underwriter's liability under the foregoing indemnity is expressly conditioned upon notice of any such action having been sent by the Company to the Underwriter, by letter or telegram (addressed as provided in this Agreement), promptly after the receipt by the Company of written notice of such action against the Company, such notice either being accompanied by copies of papers served or filed in connection with such action or by a statement of the nature of the action to the extent known to the Company. Failure to notify the Underwriter as herein provided shall not relieve the Underwriter from any liability which it may have to the Company other than on account of the indemnity agreement contained in paragraph 8.02 of this Agreement.

     (c) The provisions of paragraphs 8.01 and 8.02 shall not in any way prejudice any right or rights which the Underwriter may have against the Company or the Company may have against the Underwriter under any statute, including the 1933 Act, at common law or otherwise.

     (d) The indemnity agreements contained in paragraph 8.01 and 8.02 shall survive the termination of this Agreement and shall inure to the benefit of the Company, the Underwriter, their respective successors and their heirs, personal representatives and successors and shall be valid irrespective of any investigation made by or on behalf of the Underwriter or the Company.

   8.03  CONTRIBUTION.  If the  indemnification  provided in paragraphs 8.01 and
8.02 is unavailable to or insufficient to hold harmless an indemnified party under paragraphs 8.01 and 8.02 in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this paragraph
8.03 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph 8.03. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this paragraph 8.03 shall be deemed to include any legal or other expenses to which such indemnified party would be entitled if paragraphs 8.01 and 8.02 were applied. Notwithstanding the provisions of this paragraph 8.03, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price which the Shares underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission plus the Underwriter's proportionate share of such legal or other expenses; and any punitive or exemplary damages if the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by or statements made by the Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                                    SECTION 9

           CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE UNDERWRITER

     All obligations of the Underwriter under this Agreement are subject to the accuracy, at all times during the pendancy of the offering, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions precedent:

     9.01 EFFECTIVENESS OF THE REGISTRATION STATEMENT. The Registration Statement shall have become effective on or prior to September 15, 1997, or such later date as shall be consented to in writing by the Underwriter. On or prior to the completion of the offering, no order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or be pending. Any request for additional information on the part of the Commission (to be included in the Registration Statement or Prospectus or otherwise) which has not been withdrawn shall have been complied with to the satisfaction of the Commission. Neither the Registration Statement nor the Prospectus nor any amendment thereto shall have been filed to which counsel to the Underwriter shall have reasonably objected in writing or have not given their consent.

     9.02 ACCURACY OF THE REGISTRATION STATEMENT. The Underwriter shall not have disclosed in writing to the Company that the Registration Statement or the Prospectus or any amendment thereof or supplement thereto contains an untrue statement of a fact which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein not misleading.

     9.03 CASUALTY AND OTHER CALAMITY. Between the date hereof and the completion of the offering, the Company shall not have sustained any loss on account of calamity or any other causes of such character as materially adversely affects its business or property, considered as an entire entity, whether or not such loss such loss is covered by insurance.

     9.04 LITIGATION AND OTHER PROCEEDINGS. Between the date hereof and the completion of the offering, there shall be no litigation instituted or threatened against the Company and there shall be no proceeding instituted or threatened against the Company by or before any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, operations or financial condition or income of the Company considered as an entity.

     9.05 LACK OF A MATERIAL CHANGE. Except as contemplated herein or as set forth in the Registration Statement and Prospectus, during the period subsequent to the date of the last audited balance sheet included in the Registration Statement and prior to the completion of the offering, the Company (A) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the date of the last audited balance sheet included in the Registration Statement, and (B) except in the ordinary course of its business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any of its assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the completion of the offering, the capital stock and surplus accounts of the Company shall be substantially the same as at the date of the last audited balance sheet included in the Registration Statement, without considering the proceeds from the sale of the Shares, other than as may be set forth in the Prospectus, and except as the surplus reflects the result of continued losses form operations.

     9.06 REVIEW BY AND OPINION OF UNDERWRITER'S COUNSEL. The authorization of the Shares, the Registration Statement, the Prospectus and all corporate proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Underwriter. The Underwriter shall have received an opinion dated as of the completion of the offering from its counsel, satisfactory to the Underwriter, relating to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus and other related matters as Underwriter may reasonably request, and counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

     9.07 OPINION OF COUNSEL. The Company shall have furnished to the Underwriter the opinion, dated as of the completion of the offering, addressed to the Underwriter, from Kirkpatrick & Lockhart L.L.P., counsel to the Company, to the effect that based upon a review by them of the Registration Statement, Prospectus, the Company's articles of incorporation, bylaws, and relevant corporate proceedings, an examination of such statutes as they deem necessary and such other investigation by such counsel as they deem necessary to express such opinion:

     (i) The Company has been duly incorporated and is a validly existing corporation in good standing with the State of Maryland, with full corporate power and authority to own and operate its properties and carry on its business as set forth in the Registration Statement and Prospectus;

     (ii) The Company is, to the best of counsel's knowledge, in compliance in all material respects with all laws requiring qualification or registration to do business as a foreign corporation in all jurisdictions in which the Company's ownership of property or its conduct of business requires such qualification or registration, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operation of the Company;

     (iii) The Company has authorized and outstanding capital stock as set forth in the Registration Statement and Prospectus; the outstanding common stock of the Company and the Shares conform to the statements concerning them in the Registration Statement and Prospectus; the outstanding common stock of the Company has been duly and validly issued and is fully paid and nonassessable and contains no preemptive rights; the Shares have been duly and validly authorized and, upon issuance thereof in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and will not be subject to the preemptive rights of any shareholder of the Company;

     (iv) The Company is duly registered with the Commission under the 1940 Act as a closed-end, non-diversified, management investment company (as such terms are defined in the 1940 Act) and, except as to matters relating to financial statements, schedules and other financial and statistical data, as to which such counsel need not express any opinion, to the best of counsel's knowledge, in all respects complies with the terms and provisions of the 1940 Act and the Rules and Regulations thereunder; to the best of such counsel's knowledge, the statements contained in the Form N-8A, filed by the Company with the Commission, as amended to the date hereof, are appropriately responsive in all respects to the requirements of said form and of such Rules and Regulations of the Commission, and the statements contained therein were accurate as of the date made;

     (v) This Agreement, the Investment Consulting Agreement, the Custodian Agreement and the Fund Administration and Accounting Services Agreement have each been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery by the other parties thereto, constitute valid and binding agreements of the Company enforceable in accordance with their terms, except to the extent (A) that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

     (vi) The performance of this Agreement, the Investment Consulting Agreement, the Custodian Agreement and the Fund Administration and Accounting Services Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or any violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound, the Articles of Incorporation or Bylaws of the Company, any statute or law or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

     (vii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, the Investment Consulting Agreement, the Custodian Agreement or the Fund Administration and Accounting Services Agreement, except (A) such as may be required of the Underwriter; (B) such as have been obtained under the 1933 Act and the 1940 Act; and (C) such consents, approvals, authorizations, orders, regulations or qualifications as may be required under state securities or Blue Sky laws in connection with the offering and distribution of the Shares by the Underwriter;

     (viii)The Company is not in violation of its Articles of Incorporation or Bylaws, and to the best knowledge of such counsel, the Company is not presently in violation of any material law, rule or regulation, or in breach of, or in default in the performance of any obligation under, any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness or any other material agreement or instrument to which the Company is a party or any of its properties may be bound or affected;

     (ix) The Company has all requisite corporate and authority and, to the best of such counsel's knowledge, are operating in compliance in all material respects with all material authorizations, licenses, permits, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business (the "Licenses"); and, to the best of such counsel's knowledge, all such Licenses are valid and in full force and effect, and the Company is in compliance in all material respects with all laws, regulations, orders and decrees applicable to it;

     (x) To the best of such counsel's knowledge, the selection of Coopers & Lybrand L.L.P. was, and the terms of their employment are, such as to comply with the provisions of the 1940 Act and the Rules and Regulations of the Commission thereunder; and

     (xi) The Registration Statement has become effective under the 1933 Act and, to the best of the knowledge of such counsel, no order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the 1933 Act; and except as to matters relating to financial statements, schedules and other financial and statistical data, as to which such counsel need not express any opinion, the Registration Statement and Prospectus, and each amendment and supplement thereto, comply as to form in all material respects with the requirements of the 1933 Act and the Rules and Regulations thereunder, and after a reasonable investigation such counsel has no reason to believe that either the Registration Statement or the prospectus, or any such amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which made (except that no opinion need be expressed as to financial statements contained in the Registration Statement or Prospectus); and such counsel is familiar with all contracts referred to in the Registration Statement or Prospectus and such contracts are accurately summarized or disclosed therein in all material respects or filed as exhibits thereto as required, and such counsel, after a reasonable investigation, does not know of any legal or governmental proceedings pending or threatened to which the Company is the subject of such a character required to be disclosed in the Registration Statement or the Prospectus which are not disclosed and accurately described therein in all material respects.

         As to routine factual matters such counsel may rely on the certificate of an appropriate officer of the Company.

     9.08 ACCOUNTANT'S LETTER. The Underwriter shall have received a letter addressed to it and dated the date of this Agreement and the date of completion of the offering, respectively, from Coopers & Lybrand L.L.P., independent public accountants for the Company, stating in effect that (i) with respect to the Company they are independent public accountants with in the meaning of the 1933 Act and the applicable published Rules and Regulations thereunder; (ii) in their opinion, the financial statements examined by them of the Company at all dates and for all periods referred to in their opinion and included in the Registration Statement and Prospectus, comply in all material respects with the applicable accounting requirements of the 1933 Act and the published Rules and Regulations thereunder with respect to registration statements on Form N-2;
(iii) on the basis of certain indicated procedures (but not an examination in accordance with generally accepted accounting principles), including a reading of the latest available interim unaudited financial statements of the Company, if any, whether or not appearing in the Prospectus, inquiries of the officers of the Company or other persons responsible for its financial and accounting matters regarding the specific items for which representations are requested below and a reading of the minute books of the Company, nothing has come to their attention which would cause them to believe that (1) during the period from the last audited balance sheet included in the Registration Statement to a specified date not more than five days prior to the date of such letter (a) there has not been any change in the capital stock or other securities of the Company or any payment or declaration of any dividend or other distribution in respect thereof or exchange therefor from that shown on its audited balance sheets or in the debt of the Company form that shown in the Registration
Statement or Prospectus other than as set forth in or contemplated by the Registration Statement or Prospectus; or (b) there have been any material decreases in the net current assets or net assets as compared with amounts shown in the last audited balance sheet included in the Prospectus so as to make said financial statements misleading; or that (2) any dollar amounts, percentages or other financial information set forth in the Registration Statement and Prospectus are not in agreement with the Company's general ledger, financial records or computations made by the Company therefrom.

   9.09  OFFICERS'  CERTIFICATE.   The  Company  shall  have  furnished  to  the
Underwriter a certificate by the President and chief financial officer, dated on and as of the date of the completion of the offering to the effect that:

     (i) The representations and warranties of the Company in this Agreement are true and correct at and as of the completion of the offering, and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the completion of the offering.

     (ii) The Registration Statement has become effective and no order suspending the effectiveness of the Registration Statement has been issued and to the best of the knowledge of the respective signers, no proceeding for that purpose has been initiated or is threatened by the Commission.

     (iii) The respective signers have each carefully examined the Registration Statement and Prospectus and any amendments and supplements thereto, and to the best of their knowledge the Registration Statement and the Prospectus and any amendments and supplements thereto contain all statements required to be stated therein, and all statements contained therein are true and correct, and neither the Registration Statement nor Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or a supplemented Prospectus which has not been so set forth.

     (iv) Except as set forth in the Registration Statement and Prospectus since the respective dates as of which the periods for which information is given in the Registration Statement and Prospectus and prior to the date of such certificate, (A) there has not been any substantially adverse change, financial or otherwise, in the affairs or condition of the Company, and (B) the Company has not incurred any liabilities, direct or contingent, or entered into any transactions, otherwise than in the ordinary course of business.

     (v) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, no dividends or distributions whatsoever have been declared and/or paid with respect to the common stock of the Company.

     9.10 BLUE-SKY REGISTRATION. The Shares shall be duly registered in such states as the Company shall designate pursuant to Section 6.04 of this Agreement, and each such registration shall be in effect and not subject to any stop order or other proceeding at all times during the pendancy of the offering.

     9.11 APPROVAL OF UNDERWRITER'S COUNSEL. All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Underwriter, whose approval shall not be unreasonably withheld. The suggested form of such documents shall be provided to counsel for the Underwriter at least one day prior to the completion of the offering.

     9.12 OFFICERS' CERTIFICATE AS A COMPANY REPRESENTATION. Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriter will be deemed a representation and warranty by the Company to the Underwrites as to the statements made therein.

                                   SECTION 10

                                   TERMINATION

     10.01 TERMINATION BECAUSE OF NON-COMPLIANCE. This Agreement may be terminated by the Underwriter by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Underwriter in writing.

     10.02 TERMINATION BECAUSE OF ADVERSE CHANGES. This Agreement may be terminated by the Underwriter by notice to the Company if the Underwriter believes in its sole judgment that any adverse changes have occurred in the management of the Company, that material adverse changes have occurred in the financial condition or obligations of the Company or if the Company shall have sustained a loss by strike, fire, flood, accident or other calamity of such a character as, in the sole judgment of the Underwriter, may interfere materially with the conduct of the Company's business and operations regardless of whether or not such loss shall have been insured.

     10.03 ADDITIONAL CAUSES FOR TERMINATION. This Agreement may be terminated by the Underwriter by notice to the Company at any time if, in the sole judgment of the Underwriter, payment for and delivery of the Shares is rendered impracticable or inadvisable because (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon the trading in securities generally, or minimum or maximum prices shall have been generally established on the New York or American Stock Exchange, or trading in securities generally on either such Exchange shall have been suspended, or a general moratorium shall have been established by federal or state authorities, or (ii) a war or other national calamity shall have occurred, or (iii) substantial and material changes in the condition of the market (either generally or with reference to the sale of the shares to be offered hereby) beyond normal fluctuations are such that it would be undesirable, impractical or inadvisable, in the sole judgment of the Underwriter, to proceed with this Agreement or with the public offering, or (iv) of any other matter materially adversely affecting the Company.

     10.04 TERMINATION BECAUSE OF THREAT OF REGULATORY ACTION OR BANKRUPTCY. In the event any action or proceeding shall be instituted or threatened against the Underwriter, either in any court of competent jurisdiction, before the Commission or any state securities commission concerning its activities as a broker or dealer that would prevent the Underwriter from acting as such, at any time prior to the effective date hereunder, or in any court pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of the Underwriter's assets or if the Underwriter makes an assignment for the benefit of creditors, the Company shall have the right on three days written notice to the Underwriter to terminate this Agreement without any liability to the Underwriter of any kind except for the payment of expenses as provided in
Section 4.01 and 4.02 herein.

                                   SECTION 11

                                     NOTICES

     Except as otherwise expressly provided in this Agreement:

     11.01 NOTICE TO THE COMPANY. Whenever notice is required by the provisions of this Underwriting Agreement to be given to the Company, such notice shall be in writing addressed to the Company as follows:

                        Richard F. Berdick
                        Secretary and Treasurer
                        The Mallard Fund, Inc.
                        Rodney Square North
                        1100 North Market Street
                        Wilmington, Delaware 19890-0001

with a copy to:

                        Arthur J. Brown, Esquire
                        Kirkpatrick & Lockhart L.L.P.
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036


     11.02 NOTICE TO THE UNDERWRITER. Whenever notice is required by the provisions of this Agreement to be given to the Underwriter, such notice shall be given in writing addressed to the Underwriter at the address set out at the beginning of this Agreement, with a copy to: Rodney Square Management
Corporation,   1100  North  Market  Street,  Wilmington,   Delaware  19890-0001,
Attention: Carl M. Rizzo.


                                   SECTION 12
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     12.01 SURVIVAL. The representations and warranties made in this Agreement shall survive the termination of this Agreement and shall continue in full force and effect regardless of any investigation made by the party relying upon any such representation or warranty.

     12.02 BENEFIT. This Agreement is made solely for the benefit of the Company and its officers, directors and controlling persons within the meaning of
Section 15 of the 1933 Act and of the Underwriter and its officers, directors and controlling persons within the meaning of Section 15 of the 1933 Act, and their respective successors, heirs and personal representatives, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" as used in this Agreement shall not include any purchaser, as such, of the Shares.

     12.03  PARTICIPATING   DEALERS.  The  Underwriter  will  provide  upon  the
completion of the offering a list of the names and addresses of all participating dealers and shall provide the Company with such changes of the address or name of such participating dealers as occur and of which the Underwriter is notified. Further, the Underwriter shall use its best efforts to maintain the current name and address of all participating dealers during the terms of this Agreement.

     12.04 GOVERNING LAW. The validity, interpretation and construction of this Agreement and of each part hereof will be governed by the laws (without regard, however, to such laws as to conflicts of law) of the State of Delaware.

     12.05 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.


   If this Agreement correctly sets forth our understanding, please indicate your acceptance in the space provided below for that purpose.

                                Very truly yours,

                                THE MALLARD FUND, INC.,
                                a Maryland corporation


                                By:  /s/ William S. Dietrich II
                                     ---------------------------------
                                     William S. Dietrich II, President


Confirmed and accepted as of
the date of this Agreement:

RODNEY SQUARE DISTRIBUTORS, INC.,
a Delaware corporation


By:  /s/ Jeffrey O. Stroble
     ---------------------------------
      Jeffrey O. Stroble, President